UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 8, 2007

ADESA, INC.

(Exact name of Registrant as specified in its charter)

Delaware	1-32198	35-1842546
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13085 Hamilton Crossing Boulevard

Carmel, Indiana 46032

(Address of principal executive offices)

(Zip Code)

(800) 923-3725

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02               Results of Operations and Financial Condition

On February 8, 2007, ADESA, Inc. issued a press release announcing its financial results for the quarter and year ended December 31, 2006. In addition, the Company posted earnings slides related to ADESA’s fourth quarter earnings announcement under the investor relations section of ADESA’s Web site at www.adesainc.com/irearningsconf.do. The press release and earnings slides dated February 8, 2007 are attached to this Current Report on Form 8-K as Exhibit 99.1 and Exhibit 99.2 and incorporated herein by reference in their entirety.

The information is being furnished pursuant to Item 2.02, “Results of Operations and Financial Condition.”  This information, including Exhibit 99.1 and Exhibit 99.2 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference to such filing.

Within the Company’s earnings slides, the Company makes reference to certain non-GAAP financial measures including EBITDA and Adjusted EBITDA, which excludes non-recurring expenses. The Company has presented reconciling information along with the most directly comparable financial measure calculated and presented in accordance with Generally Accepted Accounting Principles in the United States (“GAAP”) for the above non-GAAP financial measures as an appendix in the earnings slides. In addition, the Company’s reasons for presenting these non-GAAP financial measures are discussed below.

The Company believes that these measures represent important internal measures of performance. Accordingly, where these non-GAAP measures are provided, it is done so that investors have the same financial data that management uses with the belief that it will assist the investment community in properly assessing the underlying performance of the Company on a year-over-year and quarter-sequential basis. The Company’s management believes that EBITDA and Adjusted EBITDA excluding non-recurring expenses are useful supplements and meaningful indicators of earnings performance to be used by its investors, financial analysts and others to analyze the Company’s financial performance and results of operations over time. These performance measures also represent one of the principal internal measures of performance, and form the basis of internal management performance expectations and incentive compensation. The most directly comparable financial performance measure calculated and presented in accordance with GAAP is net income and income from continuing operations. A reconciliation of net income and income from continuing operations to EBITDA and Adjusted EBITDA excluding non-recurring expenses for each of the fiscal periods indicated is presented in the appendix to the slides.

Item 9.01                                             FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

99.1	Press release dated February 8, 2007 – “ADESA, Inc. Reports Fourth Quarter EPS of $0.22 per Diluted Share”

99.2	Fourth Quarter 2006 Earnings Slides

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: February 8, 2007	ADESA, INC.

/s/ Timothy C. Clayton
Timothy C. Clayton
Chief Financial Officer